VANGUARD(R)GROWTH AND INCOME FUND

                               SEMIANNUAL REPORT

                                 MARCH 31, 2002

STOCK

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                                                    [THE VANGUARD GROUP(R) LOGO]

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WHAT YOU CAN CONTROL
As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.32% (or $13.20 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

================================================================================
CONTENTS
Letter from the Chairman                                  1
Report from the Adviser                                   4
Fund Profile                                              6
Glossary of Investment Terms                              7
Performance Summary                                       8
Financial Statements                                      9
Advantages of Vanguard.com                               19
================================================================================

================================================================================
SUMMARY
* Vanguard Growth and Income Fund earned a total return of 11.1% during the first half of its 2002 fiscal year.
* Stocks rebounded during the six months amid signs that the U.S. economy was recovering from recession.
* The fund eked out a tiny advantage over the S&P 500 Index with some solid stock-picking, especially in producer durables.
================================================================================

                                                                         [PHOTO]
                                                                 JOHN J. BRENNAN

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,
VANGUARD(R) GROWTH AND INCOME FUND earned a solid total return of 11.1% as the U.S. stock market rebounded sharply in the first half of the fund's fiscal year.

     As you can see in the table below, the Growth and Income Fund's return during the six months ended March 31, 2002, was a hair above that of the Standard & Poor's 500 Index--its chief benchmark--and was ahead of the result for its average mutual fund competitor.

================================================================================
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  MARCH 31, 2002
--------------------------------------------------------------------------------
VANGUARD GROWTH AND INCOME FUND
 Investor Shares                                                    11.1%
 Admiral Shares                                                     11.1
AVERAGE LARGE-CAP CORE FUND*                                        10.3
S&P 500 Index                                                       11.0
================================================================================
*Derived from data provided by Lipper Inc.

     Details on the fund's performance, including the change in net asset value and per-share distributions for both Investor and Admiral(TM) Shares, can be found in the table on page 3.

IN THE MARKETS: STOCKS ROSE, BONDS SAGGED
The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 13.5% during the six months ended March 31, as investors recovered from the shock of the September 11 terrorist attacks. Small-capitalization stocks led the rebound, returning a stellar 25.9% (as measured by the Russell 2000 Index). Mid-cap stocks recorded similar gains. Large-cap stocks, which account for roughly 90% of the market's total capitalization, returned 11.9% (the Russell 1000 Index).

     Growth and value stocks in each size range provided similar results during the half-year. Among large-cap stocks, for example, growth-oriented shares--those that command high prices in relation to their earnings or book values--gained 12.2%. Large-cap value stocks returned 11.8%. The most pronounced difference in returns by investment style occurred among small-caps: Small-cap value stocks returned 27.9%, while small-cap growth stocks returned 23.7%.

ECONOMIC GROWTH RESUMED
The rising stock market reflected economic improvement. The economy, after shrinking for the first time in a decade in the third quarter of 2001, expanded in the final three months of the year. Real (inflation-adjusted) gross domestic product grew at an annual rate of 1.7%. By one business group's estimate, the production of goods and services may have hit its low point in November. If so, the Conference

Board said, the recession that officially began in March 2001 would have been "the mildest in U.S. history."

     The Federal Reserve Board provided considerable fuel for the economic recovery. The central bank lowered its target for short-term interest rates three times during the six-month period. The final reduction left the federal funds rate--the interest rate that banks charge each other for overnight loans made through the Federal Reserve System--at a 40-year low of 1.75%. Inflation remained dormant, making the Fed's aggressive action possible.

================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                                                  SIX         ONE        FIVE
                                                MONTHS       YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  11.9%        0.9%       10.3%
Russell 2000 Index (Small-caps)                  25.9        14.0         9.5
Wilshire 5000 Index (Entire market)              13.5         2.5         9.8
MSCI EAFE Index (International)                   7.5        -8.5         1.3
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                       0.1%        5.4%        7.6%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index               0.1         3.5         6.2
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                         1.1         3.1         4.8
--------------------------------------------------------------------------------
CPI
Consumer Price Index                              0.3%        1.5%        2.2%
================================================================================
*Annualized.

BONDS STRUGGLED
Bonds did not welcome the economic recovery. The Lehman Brothers Aggregate Bond Index, a measure of the entire taxable investment-grade U.S. bond market, returned a slight 0.1%, as falling prices almost fully offset interest payments.

     Bond prices fell because interest rates rose, except for those on very short-term money market securities. (Indeed, money market investors found themselves looking at some of the lowest returns in years owing to the Fed's rate-cutting.) The divergent moves of bond and money market yields were due at least in part to investors' expectation of future Fed rate hikes. The yield of the 10-year Treasury note surged 81 basis points to end the period at 5.40%.

FOR YOUR FUND, STRONG STOCK-PICKING PROVIDED AN EDGE
As you know, Vanguard Growth and Income Fund's goal is to provide a long-term return that surpasses that of the S&P 500 Index while maintaining similar risk characteristics. The fund achieved this goal during the past six months, just as it has since its inception in 1986.

     Because the fund's holdings are similar to those of the index, any performance advantage--or disadvantage, for that matter--comes from slight differences between the security selections made by our investment adviser, Franklin Portfolio Associates, and the composition of the index. During the six months, the terrific performance of your fund's producer durables stocks helped give it a slight advantage over the S&P 500. This group, which is made up of defense contractors, equipment makers, home builders, and heavy-machinery manufacturers, was dense with strong performers. Each of your fund's producer durables stocks earned a double-digit return during the period--in fact, a majority of them gained more than 50%. Our performance relative to the index was also aided by our heavier weighting in the sector (an average of about 7% of assets, compared with about 3% for the index).

     For further details on the fund's individual securities, see the Report from the Adviser on page 4.

================================================================================
The terrific performance of your fund's producer durables stocks helped give it a slight edge over the S&P 500 Index.
================================================================================

     Before  closing,   I  want  to  put  your  fund's   half-year  return  into
perspective. Though the market's rebound is certainly welcome--especially following a particularly difficult two years--it would be a mistake to assume that a good six months presages a return to the heady days of the late 1990s. Wise investors know that "up" periods and "down" periods are a natural part of the financial market cycle and that the timing of these swings is nearly impossible to predict.

     Two years ago, the stock market began imparting some important lessons to investors about the value of diversification and the danger in chasing hot investments and market sectors. Today, the financial markets are still teaching us about the value of a balanced portfolio and the importance of maintaining a long-term perspective. We believe that investors who have taken these lessons to heart have the best chance of investment success.

SINCERELY,

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 9, 2002


====================================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE:          SEPTEMBER 30, 2001- MARCH 31, 2002

====================================================================================================
                                                                 DISTRIBUTIONS PER SHARE
----------------------------------------------------------------------------------------------------
                                         STARTING             ENDING            INCOME       CAPITAL
                                      SHARE PRICE        SHARE PRICE         DIVIDENDS         GAINS
----------------------------------------------------------------------------------------------------
VANGUARD GROWTH AND INCOME FUND
 Investor Shares                        $25.50              $28.17            $0.150          $0.000
 Admiral Shares                          41.66               46.02             0.268           0.000
====================================================================================================

REPORT FROM THE ADVISER
Though the U.S. stock market was very volatile over the past six months, returns were pretty good. The S&P 500 Index was up 11.0% over the half-year--admittedly from artificially depressed lows in the weeks after September 11--and VANGUARD GROWTH AND INCOME FUND was up slightly more. These results vindicated those who follow a long-term, buy-and-hold strategy, and probably caused those who were scared out of the market last fall to regret abandoning stocks. Going forward, we believe that despite the risks, the best course is to maintain diversified exposure to the equity market without trying to time the peaks and valleys.

THE INVESTMENT ENVIRONMENT
Investors' anxiety over the war on terrorism, both international and domestic, has subsided since last September. In its place we now see concern over the strength of the economic recovery, and specifically the outlook for profits. While such broad measures of economic health as gross domestic product and industrial production have shown a robust turnaround, many factors still are holding back corporations' profitability. These include higher costs (borrowing costs have risen, as have energy prices) and a continued inability to pass along price increases.

     For investors, the greatest fear seems to be that much of the earnings growth of the past decade was, in fact, spurious. Accounting gimmicks, pension-based profits, and acquisition binges plainly contributed to overstated earnings by some companies. However, a large majority of companies did not play these games, and their potential to benefit from a traditional cycle of inventory rebuilding, capital investment, and confident consumer spending remains unimpeded.

================================================================================
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.
================================================================================

OUR FUND'S SUCCESSES
Mirroring the large-capitalization market, the Growth and Income Fund performed well during the first few months after the terrorist attacks, but earned an essentially flat return in the first three months of 2002. The fund's margin over the S&P 500 Index for the six months resulted primarily from individual stock positions.

     With small-cap value stocks continuing to lead the market during this period, the fund benefited from slightly underweighting larger issues and from holding stocks that, on average, had lower price/earnings (P/E) ratios than those in the S&P 500. (Because the industry and sector weightings in the fund are deliberately kept fairly close to those in the S&P 500, these positions had little effect on our relative return.)

     The stocks that contributed most to the fund's outperformance were varied. They included Johnson & Johnson, Kohl's, Progressive Corp. of Ohio (auto insurance), ALLTEL (wireless communications and information services), and two computer-chip equipment manufacturers, KLA-Tencor and Applied Materials. Relative to the benchmark, the fund also benefited from not owning Bristol-Myers Squibb, which fell about 26%, and from avoiding the Enron debacle.

OUR FUND'S SHORTFALLS
Although the portfolio had a small bias toward stocks with lower P/E ratios, it also favored equities with higher growth rates, both historical and projected. This "tilt" toward growth--along with a bias toward stocks with higher past returns (price momentum)--hurt performance relative to the S&P 500 Index.

     With the shakeout from Enron's collapse continuing, the market punished companies with any hint of aggressive or questionable accounting practices. The portfolio had overweighted positions in two such companies: Tyco International and Computer Associates International. Other holdings that lagged included long-distance providers WorldCom and Sprint (both hurt by short-term liquidity concerns), Merck (an exception in the generally strong health care sector), and AOL Time Warner.

THE FUND'S POSITIONING
The  fund  is  structured  to  minimize   disproportionate  style  and  industry
exposures. As a result, most of our risk comes from individual security positions. We remain fully invested. Our selection process continues to focus on stocks with good value and momentum characteristics--what we call "cheap with a catalyst." Our investment discipline has served the fund well over the past few years, a period during which less-diversified approaches experienced turbulent swings in relative performance. We are confident that our approach has excellent potential to outperform across a wide variety of economic and investment scenarios.


JOHN S. CONE, CFA, PRESIDENT AND CHIEF EXECUTIVE OFFICER
FRANKLIN PORTFOLIO ASSOCIATES LLC

APRIL 16, 2002

FUND PROFILE                                                AS OF MARCH 31, 2002
  FOR GROWTH AND INCOME FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 7.

================================================================================
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                                             BEST       WILSHIRE
                                                 FUND        FIT*           5000
--------------------------------------------------------------------------------
Number of Stocks                                  141         500         5,948
Median Market Cap                              $44.5B      $55.6B        $32.8B
Price/Earnings Ratio                            23.3x       30.3x         32.6x
Price/Book Ratio                                 3.7x        3.7x          3.3x
Yield                                                        1.4%          1.3%
 Investor Shares                                 0.9%
 Admiral Shares                                  1.0%
Return on Equity                                22.0%       23.3%         22.0%
Earnings Growth Rate                            13.1%       12.0%         12.5%
Foreign Holdings                                 0.5%        1.4%          0.0%
Turnover Rate                                  67%**          --            --
Expense Ratio
 Investor Shares                              0.44%**         --            --
 Admiral Shares                               0.35%**         --            --
Cash Investments                                 0.5%         --            --
================================================================================


================================================================================
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Citigroup, Inc.                               3.6%
 (banking)
Pfizer, Inc.                                  3.4
 (pharmaceuticals)
Johnson & Johnson                             3.2
 (pharmaceuticals)
General Electric Co.                          3.1
 (conglomerate)
Microsoft Corp.                               2.7
 (software)
ExxonMobil Corp.                              2.6
 (oil)
Cisco Systems, Inc.                           2.5
 (computer hardware)
American International Group, Inc.            2.5
 (insurance)
Bank of America Corp.                         2.3
 (banking)
Procter & Gamble Co.                          2.3
 (consumer products)
--------------------------------------------------------------------------------
Top Ten                                      28.2%
================================================================================


================================================================================
VOLATILITY MEASURES
                              BEST               WILSHIRE
                      FUND    FIT*   FUND            5000
--------------------------------------------------------------------------------
R-Squared             0.98    1.00   0.92            1.00
Beta                  1.02    1.00   0.93            1.00
================================================================================

================================================================================
INVESTMENT FOCUS
  MARKET CAP - LARGE
  STYLE - BLEND
================================================================================


================================================================================
SECTOR DIVERSIFICATION
 (% of common stocks)
                                                           BEST       WILSHIRE
                                               FUND        FIT*           5000
--------------------------------------------------------------------------------
Auto & Transportation                          0.5%        2.0%           2.3%
Consumer Discretionary                         12.6       13.3           15.0
Consumer Staples                                8.6        8.0            6.9
Financial Services                             20.4       19.9           21.0
Health Care                                    15.6       14.1           13.9
Integrated Oils                                 6.4        5.7            3.8
Other Energy                                    0.3        1.6            2.2
Materials & Processing                          2.8        3.1            3.5
Producer Durables                               7.1        3.5            3.9
Technology                                     14.2       15.6           15.1
Utilities                                       5.5        7.6            7.3
Other                                           6.0        5.6            5.1
================================================================================



                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.
 *S&P 500 Index.
**Annualized.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF MARCH 31, 2002
  FOR GROWTH AND INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

================================================================================
TOTAL INVESTMENT RETURNS (%)                   SEPTEMBER 30, 1991-MARCH 31, 2002
================================================================================
FISCAL YEAR          GROWTH AND INCOME INVESTOR SHARES            S&P 500 INDEX
--------------------------------------------------------------------------------
1992                              9.1                                11.1
1993                             19.6                                13.0
1994                              1.2                                 3.7
1995                             29.9                                29.7
1996                             17.7                                20.3
1997                             45.6                                40.4
1998                              4.5                                 9.0
1999                             30.2                                27.8
2000                             16.2                                13.3
2001                            -26.9                               -26.6
2002*                            11.1                                11.0
================================================================================
*Six months ended March 31, 2002.
Note: See Financial Highlights tables on pages 14 and 15 for dividend and capital gains information.


=====================================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002
-----------------------------------------------------------------------------------------------------
                                                        ONE      FIVE              TEN YEARS
                              INCEPTION DATE           YEAR     YEARS      CAPITAL   INCOME    TOTAL
-----------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
 Investor Shares               12/10/1986             1.47%    10.95%        11.63%    1.89%  13.52%
 Admiral Shares                 5/14/2001            -6.95*       --            --       --      --
=====================================================================================================

*Return since inception.

FINANCIAL STATEMENTS
  MARCH 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                        MARKET
                                                                        VALUE*
GROWTH AND INCOME FUND SHARES                      SHARES                (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.4%)(1)
================================================================================
AUTO & Transportation (0.5%)
* FedEx Corp.                                     681,400        $      39,589
                                                         -----------------------
CONSUMER DISCRETIONARY (12.4%)
  Home Depot, Inc.                              3,524,900              171,345
* Viacom Inc. Class B                           2,710,967              131,129
* Kohl's Corp.                                  1,574,900              112,054
  Wal-Mart Stores, Inc.                         1,629,900               99,897
  Sears, Roebuck & Co.                          1,475,300               75,639
  The Walt Disney Co.                           2,168,800               50,056
* AOL Time Warner Inc.                          1,975,500               46,721
  Circuit City Stores, Inc.                     2,447,900               44,160
* Cendant Corp.                                 1,944,400               37,333
* Office Depot, Inc.                            1,708,300               33,910
  Gannett Co., Inc.                               262,700               19,991
  Kimberly-Clark Corp.                            251,300               16,247
* Staples, Inc.                                   674,400               13,468
  Newell Rubbermaid, Inc.                         391,200               12,503
  Starwood Hotels & Resorts
    Worldwide, Inc.                               309,200               11,629
  Carnival Corp.                                  318,700               10,406
  NIKE, Inc. Class B                              163,500                9,812
  Nordstrom, Inc.                                 398,800                9,771
* Reebok International Ltd.                       295,300                7,982
  Mattel, Inc.                                    215,800                4,497
  Leggett & Platt, Inc.                            75,600                1,875
* Best Buy Co., Inc.                               23,400                1,853
                                                         ---------------------
                                                                       922,278
                                                         ---------------------
================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
================================================================================
CONSUMER STAPLES (8.4%)
  Procter & Gamble Co.                          1,911,000        $     172,162
  Philip Morris Cos., Inc.                      2,108,400              111,049
  ConAgra Foods, Inc.                           2,275,000               55,169
  The Coca-Cola Co.                             1,027,200               53,681
  Coca-Cola Enterprises, Inc.                   1,842,200               34,597
* Safeway, Inc.                                   693,300               31,212
  Sara Lee Corp.                                1,476,100               30,644
  PepsiCo, Inc.                                   555,500               28,608
  The Clorox Co.                                  645,700               28,172
  Adolph Coors Co. Class B                        416,200               28,081
* The Kroger Co.                                1,107,200               24,536
  Colgate-Palmolive Co.                           410,400               23,454
  Albertson's, Inc.                               207,600                6,880
                                                         ---------------------
                                                                       628,245
                                                         ---------------------
FINANCIAL SERVICES (20.1%)
Citigroup, Inc.                                 5,384,400              266,635
American International
 Group, Inc.                                    2,573,958              185,685
Bank of America Corp.                           2,571,489              174,913
Progressive Corp. of Ohio                         655,400              109,203
Freddie Mac                                     1,508,100               95,568
First Data Corp.                                  927,200               80,898
Fannie Mae                                        759,300               60,653
Countrywide Credit
 Industries, Inc.                               1,282,600               57,396
Golden West Financial Corp.                       894,000               56,769
SunTrust Banks, Inc.                              808,700               53,965
U.S. Bancorp                                    2,056,700               46,420

================================================================================
                                                                        MARKET
                                                                        VALUE*
GROWTH AND INCOME FUND SHARES                      SHARES                (000)
================================================================================
Washington Mutual, Inc.                         1,058,600        $      35,071
T. Rowe Price Group Inc.                          799,800               31,136
Wells Fargo Co.                                   597,900               29,536
National City Corp.                               954,500               29,360
Household International, Inc.                     504,700               28,667
Metropolitan Life Insurance Co.                   731,500               23,042
MBNA Corp.                                        590,700               22,783
Union Planters Corp.                              450,600               21,354
CIGNA Corp.                                       198,500               20,126
Huntington Bancshares Inc.                        914,600               18,018
Franklin Resources Corp.                          313,100               13,125
SouthTrust Corp.                                  492,200               12,994
Jefferson-Pilot Corp.                             232,900               11,664
AmSouth Bancorp                                   179,300                3,941
UnumProvident Corp.                               102,100                2,852
State Street Corp.                                 42,700                2,365
                                                         ---------------------
                                                                     1,494,139
                                                         ---------------------
HEALTH CARE (15.4%)
  Pfizer, Inc.                                  6,371,850              253,217
  Johnson & Johnson                             3,671,900              238,490
  Merck & Co., Inc.                             2,695,000              155,178
  Cardinal Health, Inc.                         1,435,825              101,786
* Forest Laboratories, Inc.                     1,176,100               96,087
  Pharmacia Corp.                               1,980,618               89,286
  UnitedHealth Group Inc.                         973,000               74,357
* Tenet Healthcare Corp.                          673,800               45,158
  Becton, Dickinson & Co.                       1,180,900               44,544
  AmerisourceBergen Corp.                         381,600               26,063
* Humana Inc.                                     950,500               12,860
  C.R. Bard, Inc.                                 101,900                6,017
                                                         ---------------------
                                                                     1,143,043
                                                         ---------------------
INTEGRATED OILS (6.3%)
ExxonMobil Corp.                                4,408,936              193,244
Amerada Hess Corp.                              1,304,100              103,493
Occidental Petroleum Corp.                      2,014,700               58,729
Royal Dutch Petroleum Co. ADR                     644,100               34,988
Marathon Oil Corp.                              1,187,400               34,197
Phillips Petroleum Co.                            524,560               32,942
Conoco Inc.                                       398,900               11,640
                                                         ---------------------
                                                                       469,233
                                                         ---------------------
Other Energy (0.3%)
Dynegy, Inc.                                      741,500               21,504
Sunoco, Inc.                                       88,200                3,529
                                                         ---------------------
                                                                        25,033
                                                         ---------------------
MATERIALS & Processing (2.8%)
  Sherwin-Williams Co.                          2,304,600               65,635
* Sealed Air Corp.                                715,500               33,686
* Pactiv Corp.                                  1,520,100               30,432
  Ashland, Inc.                                   572,100               26,036
* Inco Ltd.                                       924,400               18,091
  Newmont Mining Corp.
   (Holding Company)                              606,100               16,783

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
================================================================================
  Archer-Daniels-Midland Co.                      576,900        $       8,036
  Bemis Co., Inc.                                  64,800                3,522
  PPG Industries, Inc.                             58,500                3,212
  Avery Dennison Corp.                             41,400                2,527
                                                         ---------------------
                                                                       207,960
                                                         ---------------------
PRODUCER DURABLES (7.0%)
  The Boeing Co.                                2,768,800              133,595
* Applied Materials, Inc.                       1,318,200               71,539
  Pitney Bowes, Inc.                            1,666,500               71,326
* KLA-Tencor Corp.                              1,003,400               66,726
  Danaher Corp.                                   716,400               50,879
  United Technologies Corp.                       528,400               39,207
  Dover Corp.                                     703,800               28,856
  Centex Corp.                                    521,000               27,056
  W.W. Grainger, Inc.                             456,200               25,652
  KB HOME                                         196,700                8,537
                                                         ---------------------
                                                                       523,373
                                                         ---------------------
TECHNOLOGY (13.9%)
* Microsoft Corp.                               3,284,800              198,106
* Cisco Systems, Inc.                          11,146,200              188,705
  Intel Corp.                                   5,197,800              158,065
  Electronic Data Systems Corp.                 1,792,400              103,941
  International Business
   Machines Corp.                                 911,200               94,765
* Oracle Corp.                                  4,675,100               59,841
* NVIDIA Corp.                                  1,049,200               46,543
  Computer Associates
   International, Inc.                          1,941,400               42,497
* Compuware Corp.                               2,245,900               28,995
  Motorola, Inc.                                1,649,031               23,416
  Hewlett-Packard Co.                           1,118,000               20,057
* EMC Corp.                                     1,465,300               17,466
* Intuit, Inc.                                    401,200               15,390
  Rockwell Automation, Inc.                       722,900               14,501
* Computer Sciences Corp.                         188,700                9,577
* Comverse Technology, Inc.                       564,400                7,151
* Unisys Corp.                                    428,900                5,417
* Conexant Systems, Inc.                          229,900                2,770
                                                         ---------------------
                                                                     1,037,203
                                                         ---------------------
UTILITIES (5.4%)
  ALLTEL Corp.                                  1,859,600              103,301
  Sprint Corp.                                  4,326,100               66,146
* WorldCom Inc.-
   WorldCom Group                               6,459,300               43,536
  FirstEnergy Corp.                             1,054,380               36,460
  Reliant Energy, Inc.                          1,245,100               32,111
* Comcast Corp.-Special Class A                   943,000               29,987
  SBC Communications Inc.                         615,100               23,029
* AT&T Wireless Services Inc.                   2,140,700               19,159
  AT&T Corp.                                    1,089,129               17,099
* Mirant Corp.                                    673,500                9,732
  Pinnacle West Capital Corp.                     210,500                9,546

================================================================================
                                                                        MARKET
                                                                        VALUE*
                                                   SHARES                (000)
================================================================================
* NEXTEL Communications, Inc.                   1,350,800        $       7,267
  Xcel Energy, Inc.                                81,600                2,069
                                                         ---------------------
                                                                       399,442
                                                         ---------------------

OTHER (5.9%)
General Electric Co.                            6,203,600              232,325
Tyco International Ltd.                         3,115,600              100,696
Honeywell International Inc.                    1,049,900               40,180
Johnson Controls, Inc.                            349,000               30,820
Fortune Brands, Inc.                              342,000               16,885
Illinois Tool Works, Inc.                         213,800               15,468
                                                         ---------------------
                                                                       436,374
                                                         ---------------------
================================================================================
TOTAL COMMON STOCKS
 (Cost $6,554,790)                                                   7,325,912
================================================================================

                                                     FACE
                                                   AMOUNT
                                                    (000)
================================================================================
TEMPORARY CASH INVESTMENTS (1.6%)(1)
U.S. Treasury Bill
(2) 1.77%, 6/20/2002                              $ 5,000                4,980
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
1.91%, 4/1/2002--Note G                               140                  140
1.92%, 4/1/2002                                   115,717              115,717
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $120,837)                                                       120,837
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
 (Cost $6,675,627)                                                   7,446,749
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets--Note C                                                    43,263
Liabilities--Note G                                                    (42,410)
                                                         -----------------------
                                                                           853
                                                         -----------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $7,447,602
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.5% and 0.5%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

================================================================================
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT MARCH 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $7,565,589
Undistributed Net Investment Income                                     10,417
Accumulated Net Realized Losses                                       (898,410)
Unrealized Appreciation (Depreciation)--Note F
 Investment Securities                                                 771,122
 Futures Contracts                                                      (1,116)
--------------------------------------------------------------------------------
NET ASSETS                                                          $7,447,602
================================================================================
Investor Shares--Net Assets
Applicable to 242,130,239 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                          $6,821,889
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                             $28.17
================================================================================
Admiral Shares--Net Assets
Applicable to 13,595,371 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                            $625,713
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                              $46.02
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                          GROWTH AND INCOME FUND
                                                 SIX MONTHS ENDED MARCH 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $ 48,862
  Interest                                                               1,118
  Security Lending                                                          48
--------------------------------------------------------------------------------
   Total Income                                                         50,028
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B Basic Fee                             3,180
  Performance Adjustment                                                 1,015
  The Vanguard Group--Note C
   Management and Administrative
     Investor Shares                                                    10,134
     Admiral Shares                                                        631
   Marketing and Distribution
     Investor Shares                                                       626
     Admiral Shares                                                         27
  Custodian Fees                                                            56
  Auditing Fees                                                              6
  Shareholders' Reports
  Investor Shares                                                          121
  Admiral Shares                                                             8
  Trustees' Fees and Expenses                                                3
--------------------------------------------------------------------------------
   Total Expenses                                                       15,807
   Expenses Paid Indirectly--Note D                                       (787)
--------------------------------------------------------------------------------
  Net Expenses                                                          15,020
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   35,008
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                          (394,274)
  Futures Contracts                                                      8,969
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                              (385,305)
================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                              1,108,035
  Futures Contracts                                                     (1,390)
================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     1,106,645
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $ 756,348
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

============================================================================================================================
                                                                               GROWTH AND INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS                                                YEAR
                                                                  ENDED                  JAN. 1 TO                    ENDED
                                                          MAR. 31, 2002             SEPT. 30, 2001            DEC. 31, 2000
                                                                  (000)                      (000)                    (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                         $ 35,008                   $ 58,299                 $ 94,201
 Realized Net Gain (Loss)                                      (385,305)                  (494,173)                 146,326
 Change in Unrealized Appreciation (Depreciation)             1,106,645                 (1,353,532)              (1,099,782)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations                                   756,348                 (1,789,406)                (859,255)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
  Investor Shares                                               (36,816)                   (39,160)                 (94,338)
  Admiral Shares                                                 (3,417)                    (1,390)                      --
 Realized Capital Gain*
  Investor Shares                                                    --                         --                 (377,939)
  Admiral Shares                                                     --                         --                       --
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (40,233)                   (40,550)                (472,277)
----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions--Note H
Investor Shares                                                (223,897)                  (842,905)               1,482,745
Admiral Shares                                                   84,147                    576,501                       --
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital
    Capital Share Transactions                                 (139,750)                  (266,404)               1,482,745
----------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease)                                       576,365                 (2,096,360)                 151,213
============================================================================================================================
NET ASSETS
Beginning of Period                                           6,871,237                  8,967,597                8,816,384
----------------------------------------------------------------------------------------------------------------------------
End of Period                                                $7,447,602                 $6,871,237               $8,967,597
============================================================================================================================

*Fiscal 2000 includes short-term gain distributions of $107,811,000. Short-term gain distributions are treated as ordinary income for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

GROWTH AND INCOME FUND INVESTOR SHARES
===================================================================================================================
                                               SIX MONTHS
                                                    ENDED   JAN. 1 TO
FOR A SHARE OUTSTANDING                          MAR. 31,   SEPT. 30,             YEAR ENDED DECEMBER 31,
 THROUGHOUT EACH PERIOD                             2002        2001      2000      1999     1998     1997    1996
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $25.50      $32.06   $37.08    $30.76   $26.19   $22.23  $19.95
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                .13         .22      .35       .33      .32      .41     .41
 Net Realized and Unrealized Gain (Loss)
  on Investments                                     2.69       (6.63)   (3.55)     7.60     5.86     7.15    4.09
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   2.82       (6.41)   (3.20)     7.93     6.18     7.56    4.50
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                (.15)       (.15)    (.35)     (.33)    (.33)    (.42)   (.40)
 Distributions from Realized Capital Gains              -           -    (1.47)    (1.28)   (1.28)   (3.18)  (1.82)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                                (.15)       (.15)   (1.82)    (1.61)   (1.61)   (3.60)  (2.22)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $28.17      $25.50   $32.06    $37.08   $30.76   $26.19  $22.23
===================================================================================================================
TOTAL RETURN                                       11.06%     -20.06%   -8.97%    26.04%   23.94%   35.59%  23.06%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)               $6,822      $6,382   $8,968    $8,816   $5,161   $2,142  $1,285
Ratio of Total Expenses to
 Average Net Assets                                0.44%*      0.40%*    0.38%     0.37%    0.36%    0.36%   0.38%
Ratio of Net Investment Income to
 Average Net Assets                                0.95%*      0.95%*    1.02%     1.04%    1.27%    1.74%   1.97%
Portfolio Turnover Rate                              67%*         41%      65%       54%      47%      66%     75%
===================================================================================================================

*Annualized.

GROWTH AND INCOME FUND ADMIRAL SHARES
==========================================================================================
                                                             SIX MONTHS
                                                                  ENDED        MAY 14* TO
                                                               MAR. 31,         SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     2002              2001
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $41.66            $50.00
INVESTMENT OPERATIONS
 Net Investment Income                                             .238               .20
 Net Realized and Unrealized Gain (Loss) on Investments           4.390             (8.29)
------------------------------------------------------------------------------------------
  Total from Investment Operations                                4.628             (8.09)
------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                             (.268)             (.25)
 Distributions from Realized Capital Gains                           --                --
------------------------------------------------------------------------------------------
  Total Distributions                                             (.268)             (.25)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $46.02            $41.66
==========================================================================================
TOTAL RETURN                                                     11.11%           -16.26%
==========================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                               $626              $490
Ratio of Total Expenses to Average Net Assets                   0.35%**           0.35%**
Ratio of Net Investment Income to Average Net Assets            1.04%**           1.04%**
Portfolio Turnover Rate                                           67%**               41%
==========================================================================================

 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
VANGUARD GROWTH AND INCOME FUND is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Effective in 2001, the fund's fiscal year-end changed from December 31 to September 30.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. FRANKLIN PORTFOLIO ASSOCIATES LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. For the six months ended March 31, 2002, the investment advisory fee represented an effective annual basic rate of 0.09% of the fund's average net assets before an increase of $1,015,000 (0.03%) based on performance.

C. THE VANGUARD GROUP furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2002, the fund had contributed capital of $1,315,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.31% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2002, these arrangements reduced the fund's expenses by $787,000 (an annual rate of 0.02% of average net assets).

E. During the six months ended March 31, 2002, the fund purchased $2,389,016,000 of investment securities and sold $2,517,709,000 of investment securities, other than U.S. government securities and temporary cash investments.

     At  September  30,  2001,  the  fund  had  available   realized  losses  of
$509,953,000 to offset future net capital gains of $19,125,000 through September 30, 2009, and $490,828,000 through September 30, 2010.

F. At March 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $771,122,000, consisting of unrealized gains of $1,303,773,000 on securities that had risen in value since their purchase and $532,651,000 in unrealized losses on securities that had fallen in value since their purchase.

     At March 31, 2002, the aggregate settlement value of open futures contracts expiring in June 2002 and the related unrealized depreciation were:

================================================================================
                                                             (000)
--------------------------------------------------------------------------------
                                                  AGGREGATE          UNREALIZED
                               NUMBER OF         SETTLEMENT        APPRECIATION
FUTURES CONTRACTS          LONG CONTRACTS             VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                   305               $87,627              $(1,116)
================================================================================

G. The market value of securities on loan to broker/dealers at March 31, 2002, was $127,000, for which the fund held cash collateral of $140,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

==================================================================================================================
                                           SIX MONTHS ENDED                                       YEAR ENDED
                                            MAR. 31, 2002         JAN. 1 TO SEPT. 30, 2001     DEC. 31, 2000
------------------------------------------------------------------------------------------------------------------
                                          AMOUNT      SHARES         AMOUNT     SHARES         AMOUNT      SHARES
                                           (000)       (000)          (000)      (000)          (000)       (000)
------------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
Issued                                  $493,369      17,855     $1,198,554     40,092     $3,104,349      88,180
Issued in Lieu of Cash Distributions      35,073       1,247         36,601      1,218        442,539      12,693
Redeemed                                (752,339)    (27,227)    (2,078,060)   (70,733)    (2,064,143)    (58,968)
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)--
 Investor Shares                        (223,897)     (8,125)      (842,905)   (29,423)     1,482,745      41,905
------------------------------------------------------------------------------------------------------------------
ADMIRAL SHARES
Issued                                   127,689       2,802        600,834     12,324             --          --
Issued in Lieu of Cash Distributions       3,101          68          1,215         25             --          --
Redeemed                                 (46,643)     (1,029)       (25,548)      (595)            --          --
==================================================================================================================
Net Increase (Decrease)--
 Admiral Shares                           84,147       1,841        576,501     11,754             --          --
==================================================================================================================

ADVANTAGES OF VANGUARD.COM(TM)
Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using VANGUARD.COM. On our website, you can:
* Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.
* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

================================================================================
TRUSTEES (YEAR ELECTED)
JOHN J. BRENNAN (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business-strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)
Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; and Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. LAWRENCE WILSON (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

================================================================================
EXECUTIVE OFFICERS
R. GREGORY BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.


VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
    JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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VALLEY FORGE, PA 19482-2600

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ABOUT OUR COVER
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Rose in New York's Long Island Sound.  Mr. Kahn is a renowned  photographer--and
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The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(TM). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

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                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q932 052002